UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 25, 2005

Coherent, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-05255	94-1622541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5100 Patrick Henry Drive

Santa Clara, CA 95054

(Address of principal executive offices, including zip code)

(408) 764-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition.

On April 26, 2005, Coherent, Inc. (“Coherent”) issued a press release (the “Press Release”) regarding its financial results for the quarter ended April 2, 2005 and the restatement of certain previously issued financial statements.  A copy of the press release is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 2.02 disclosure. Except for the information set forth in Item 4.02 below and incorporated by reference therein, this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language of such filing.

Coherent also announced in the Press Release that it would be holding a conference call at 1:30 p.m. (PDT) on Tuesday, April 26, 2005, to discuss its financial results for the quarter ended April 2, 2005.

Use of Non-GAAP Financial Information

To supplement its consolidated financial statements presented in accordance with GAAP, Coherent uses non-GAAP measures of operating results, net income and earnings per share, which are adjusted from results based on GAAP to exclude certain expenses.  These non-GAAP adjustments are provided to enhance the user’s overall understanding of our current financial performance and our prospects for the future.  Specifically, Coherent believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses that Coherent believes are not indicative of its core operating results.  In addition, since Coherent has historically reported non-GAAP results to the investment community, it believes that the inclusion of non-GAAP numbers provides consistency in its financial reporting.  Further, these non-GAAP results are one of the primary indicators management uses for planning and forecasting in future periods.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States.

Item 4.02.                  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)

On April 25, 2005 the Audit Committee of Coherent’s Board of Directors, concluded that Coherent’s previously issued financial statements for fiscal years 2000 through 2004 and the first quarter of fiscal 2005 should be restated to correct its accounting for its deferred compensation plans, and, accordingly, such financial statements should no longer be relied upon.  The portion of the Press Release under the heading “Coherent to Restate Financials for Fiscal Years 2000 through 2004 and the First Quarter of Fiscal 2005; Amounts Not Material in Any Fiscal Year and Unrelated to Core Operations” is incorporated herein by reference and gives a brief description of the facts underlying the conclusion to restate the Company’s financial statements.

The Audit Committee has discussed the matters disclosed in this Item 4.02(a) with management and the Company’s independent registered public accounting firm.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Description

99.1	Press release of Coherent Inc. issued on April 26, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHERENT, INC.
a Delaware corporation

	By:	/s/ Helene Simonet
Helene Simonet Executive Vice President and Chief Financial Officer

Date: April 26, 2005